UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-09995

T. Rowe Price Global Technology Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2010

Item 1: Report to Shareholders

Global Technology Fund	June 30, 2010

The views and opinions in this report were current as of June 30, 2010. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Global technology stocks modestly underperformed the S&P 500 Index in the first half of 2010 as a strong start to the year turned negative following the sharp acceleration of sovereign debt fears in Europe, growing agitation about the faltering global economy, and concerns over China’s attempts to slow its robust expansion. With memories still fresh from 2009’s steep market declines, investors grew increasingly concerned about corporate earnings, particularly after a period of easy year-over-year comparisons.

PERFORMANCE COMPARISON

The Global Technology Fund lost 7.29% during the first six months of 2010 compared with a decline of 5.83% for the Lipper Global Science & Technology Funds Index and a loss of 9.80% for the MSCI All Country World Index–Information Technology, which tracks global technology stocks in various international markets. Telecommunication equipment, software, telecommunication services, and media were key areas of the fund’s outperformance, while positions in the hardware and semiconductor segments lagged.

MARKET ENVIRONMENT

Global stocks got off to a solid start at the beginning of the year. In the U.S., the rally in equities that began in March 2009 showed impressive resilience as credit markets improved and corporations reported robust earnings. Payrolls grew at their fastest pace in four years in April, which suggested that the labor market had turned a long-awaited corner. The major U.S. stock indexes reached pre-crisis levels, though they remained well off their 2007 all-time highs. But in May, private sector hiring unexpectedly fell back sharply, and investors grew worried that job growth had stalled. The housing market appeared to lose momentum as well, with sales of existing and new homes falling.

The European sovereign debt crisis led to a further downdraft in markets and additional uncertainty about the global recovery. It appeared that the great European Union (EU) experiment was coming under intense assault, and investors began to ponder whether the 27-nation EU would remain viable. Meanwhile, cracks in the health of emerging markets began to appear. In the case of developing countries, the question was whether they were having too much of a good thing—namely growth. China, India, Brazil, and other countries became more aggressive in tamping down robust expansion in response to growing concerns about inflationary pressures.

Global equity markets are at a crossroads. The fear of lower global economic growth, driven by businesses reducing their debt loads, has led to a lengthy period of underinvestment in some areas of the economy. Companies are holding record amounts of cash on hand—$1.8 trillion among the top 500 nonfinancial firms, according to the Federal Reserve. Yet economic expansion depends on the willingness of companies, large and small, to invest in new employees, new operations—and new technology, in particular. None of these things, of course, has happened, and investors are confused and generally fearful. We think that the 10-year U.S. Treasury bond, priced at around a 3% annual return, is the clearest example of how risk averse the market has become.

Over the past decade, trading in technology stocks has been defined by periods of rapid acceleration and deceleration. We saw evidence of that dynamic in last year’s strong market rebound, and we see it in today’s relative pessimism.

PORTFOLIO REVIEW

Technology stock strength in the first few months of the year was more than offset by a correction in the second quarter. Investors primarily sold stocks on fears of a future macroeconomic slowdown, while fundamentals continued to be reasonably strong. Investors showed a very low level of tolerance for uncertainty. Despite the general downdraft, some consistent themes continued to serve us well. Mobile computing, bandwidth growth, and the adoption of light-emitting diodes (LEDs) for display backlighting helped drive key holdings for the fund.

Apple, our largest holding, was a strong contributor. The company has successfully expanded its market share and seen sales growth across its portfolio of products, particularly the iPhone and the iPad. Trimble Navigation, a leading provider of GPS and computing solutions for agriculture and construction, also had good results. Akamai Technologies, a new holding, saw improving fundamentals with the continued adoption of Internet video for social networking and e-commerce. JDS Uniphase and Finisar delivered strong results driven by their exposure to optical transmission systems for Internet traffic. We believe that a high allocation to the telecommunication equipment industry will serve the fund well as growth increases in mobile computing. Telecommunication services remains an important, but relatively small, portion of the fund. We have a large exposure to the international wireless industry, which should benefit from strong growth, particularly with the rise of the Asian consumer. (Please refer to the fund’s portfolio of investments for a complete listing of holdings and the amount each represents in the portfolio.)

Networking stocks hurt the fund’s performance in the first half of the year. Both Cisco Systems and Juniper Networks struggled in the second quarter based on investor fear that spending on their equipment would lag due to economic slowing.

However, in keeping with our theme of increasing our exposure to network expansion, we added significantly to both stocks on weakness as we believe that the second half of 2010 should be strong. Both companies are very reasonably valued in our view.

Palm, Qualcomm, and Google also hurt first-half performance. Palm struggled with its smartphone launch as it became increasingly clear that the company would be unable to close the gap with Apple’s iPhone or Google’s Android open operating system. Palm was subsequently acquired by Hewlett-Packard. Qualcomm, a maker of chips for wireless phones, struggled with product transitions and weakness from some of its Asian customers. We are confident that Qualcomm will overcome these issues, and we were active buyers of the stock on weakness.

Google was a disappointment in the first half. Currency losses and aggressive expansion in operating expenses kept margins and earnings growth in check. Investors also pitted Google against Apple in the battle for smartphone adoption and were disappointed with Google’s efforts at increasing the market share of its Android system. We are frustrated by Google’s performance, but we continue to see significant value in its technology assets.

By region, China, the U.K., and India were the strongest contributors for the first half of 2010. European stocks, about 6% of the fund, hurt our performance because of the weakening euro due to the sovereign debt crisis. We eliminated Indra Sistemas, a well-run Spanish information technology services firm, because of its exposure to Spanish government projects that we expect may be canceled. Japan, about 9% of the fund, also hurt performance as Japanese tech stocks reacted negatively to the strengthening yen. However, we see good value in technology stocks across regions, with Japan, Taiwan, and China as standout countries in which we plan to add exposure in the third quarter.

In terms of portfolio activity, we added significantly to Qualcomm, Hewlett-Packard, Cisco, and Micron Technology on what we see as a good mix of fundamental drivers and valuations. We trimmed our holdings in Microsoft, IBM, Intel, McAfee, and Electronic Arts because of longer-term concerns about growth and competition.

We are focused on several technology themes that we believe will benefit the fund over the long term. These include mobile computing, increased enterprise spending, and the adoption of new technology. We also are continuing to position the fund to benefit from increasing consumer demand in emerging markets, particularly China.

OUTLOOK

The aftershocks from the worst financial crisis since the Great Depression are in plain view. Housing continues to slump, consumers have restrained spending, and unemployment remains stubbornly high. Growth forecasts in most of the developed world have been revised downward. Europe is facing considerable challenges to its growth prospects for some time.

We accept that global deleveraging will hamper growth rates somewhat in the midterm, but we believe that some technology stocks are positioned to outperform even in this environment. Indeed, valuations of technology stocks are at very reasonable levels. Businesses that held off spending on enterprise upgrades during the last two economic downturns are beginning to open their wallets and put their money to work. And innovation, the foundation of all technology fortunes, is accelerating at a rapid pace. For a decade, companies have avoided overinvestment in technology. It is our view that renewed demand will overpower the headwinds of deceleration, resulting in positive gains for many tech companies.

Our focus remains on maintaining a rigorous investment process, which has served us well over the years in a variety of economic environments. Stock picking—something we focus on at T. Rowe Price—is proving to be critical to performance. We will use our global research team to “turn over more stones” than our competitors and work to find opportunities.

Once again, we thank you for your continued confidence and support.

Respectfully submitted,

David J. Eiswert
President of the fund and chairman of its Investment Advisory Committee

July 15, 2010

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING IN THE FUND

Funds that invest only in specific industries will experience greater volatility than funds investing in a broad range of industries. Technology stocks, historically, have experienced unusually wide price swings, both up and down. The potential for wide variation in performance reflects the special risks common to companies in the rapidly changing field of technology. For example, products or services that at first appear promising may not prove commercially successful and may become obsolete quickly. Earnings disappointments and intense competition for market share can result in sharp price declines. Any foreign holdings could be affected by declining local currencies or adverse political or economic events.

GLOSSARY

Lipper Global Science & Technology Index: An index of science and technology mutual fund performance returns of funds that invest in technology companies around the world for specified periods as tracked by Lipper Inc.

MSCI AC World Index–Information Technology Index: An index that tracks information technology stocks in developed and emerging markets.

Price/earnings ratio: Calculated by dividing a stock’s market value per share by the company’s earnings per share for the past 12 months or by expected earnings for the coming year.

S&P 500 Index: A market capitalization-weighted index of 500 widely held stocks often used as a proxy for the overall stock market. Performance is reported on a total return basis.

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 6/30/10
Apple	6.2%
Qualcomm	4.9
Hewlett-Packard	4.1
Google	3.4
Cisco Systems	3.0
Juniper Networks	2.8
Microsoft	2.2
ON Semiconductor	2.1
IBM	2.0
Red Hat	2.0
JDS Uniphase	1.8
China Unicom Hong Kong	1.7
Lam Research	1.7
Samsung Electronics	1.7
Shin-Etsu Chemical	1.6
Trimble Navigation	1.5
Micron Technology	1.4
Oracle	1.3
NVIDIA	1.2
Amazon.com	1.1
FEI	1.1
Tokyo Electron	1.1
Blackboard	1.1
Showa Denko	1.1
Ultimate Software Group	1.1
Total	53.2%

Note: The information shown does not reflect any exchange-traded funds (ETFs) or investments in the T. Rowe Price Government Reserve Investment Fund that may be held in the portfolio.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

PORTFOLIO OF INVESTMENTS ‡

(Cost and value in $000s)

	Shares/$ Par	Value
COMMON STOCKS 98.7%		
ENERGY 1.8%		
Energy Related 1.8%		
A123 System (1)	85,900	810
Rubicon Technology (1)	44,968	1,340
Showa Denko (JPY)	1,586,000	2,868
Total Energy		5,018
HARDWARE 21.5%		
Consumer Electronics 7.9%		
Apple (1)	67,300	16,928
DTS (1)	63,500	2,088
Holtek Semiconductor (TWD)	1,014,000	1,380
LG Display (KRW)	35,930	1,193
		21,589
Enterprise Hardware 11.8%		
Advanced Semiconductor Energy (TWD)	1,846,000	1,459
Canon (JPY)	53,000	1,976
Dell (1)	109,300	1,318
Digital China Holdings (HKD)	1,539,000	2,341
EMC (1)	76,200	1,395
FEI (1)	149,200	2,941
Hewlett-Packard	254,300	11,006
Nidec (JPY)	10,200	854
Nippon Electric Glass (JPY)	159,000	1,809
Rovi (1)	40,000	1,516
Synnex Technology International (TWD)	687,800	1,491
Taser International (1)	428,832	1,673
Toshiba (JPY) (1)	427,000	2,121
		31,900
Supply Chain/Electronic Manufacturing 1.8%		
Everlight Electronics (TWD)	802,641	2,052

Tencent Holdings (HKD)	129,700	2,139
		23,486
Total Media		24,557

SEMICONDUCTORS 19.7%

Digital Semiconductors 11.1%

Advanced Micro Devices (1)	166,270	1,217
ARM Holdings (GBP)	303,852	1,257
Atheros Communications (1)	30,700	845
Broadcom, Class A	63,500	2,094
Cavium Networks (1)	24,100	631
Intel	54,200	1,054
Microchip Technology	59,000	1,637
Micron Technology (1)	446,300	3,789
NVIDIA (1)	323,900	3,307
ON Semiconductor (1)	878,800	5,607
Samsung Electronics (KRW)	7,371	4,628
SanDisk (1)	32,200	1,355
Sumco (JPY) (1)	159,500	2,656
		30,077

Semiconductor Capital Equipment 8.6%

Applied Materials	222,600	2,676
ASML (EUR)	93,871	2,578
KLA-Tencor	72,700	2,027
Lam Research (1)	123,000	4,681
MEMC Electronic Materials (1)	255,900	2,528
Nikon (JPY)	83,500	1,439
Shin-Etsu Chemical (JPY)	94,300	4,387
Tokyo Electron (JPY)	54,400	2,938
		23,254
Total Semiconductors		53,331

TELECOM EQUIPMENT 16.9%		
Wireless Equipment 7.2%		
Motorola (1)	332,600	2,168
Qualcomm	404,042	13,269
Trimble Navigation (1)	146,400	4,099
		19,536
Wireline Equipment 9.7%		
Acme Packet (1)	50,200	1,349
Alcatel-Lucent, ADR (1)	263,048	668
Aruba Networks (1)	107,000	1,524
Cisco Systems (1)	386,500	8,236
Corning	118,500	1,914
JDS Uniphase (1)	482,103	4,744
Juniper Networks (1)	337,900	7,711
		26,146
Total Telecom Equipment		45,682
TELECOM SERVICES 4.9%		
Long Distance/Data 0.8%		
Akamai Technologies (1)	49,600	2,012
		2,012
Wireless – International 2.8%		
America Movil, ADR	26,800	1,273
China Unicom Hong Kong (HKD)	1,446,000	1,933
China Unicom Hong Kong, ADR	210,300	2,797
XL Axiata (IDR) (1)	3,788,500	1,696
		7,699
Wireline – International 1.3%		
Singapore Telecommunications (SGD)	1,013,000	2,188

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Global Technology Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on September 29, 2000. The fund seeks to provide long-term capital growth.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by fund management. Fund management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale of securities.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $18,000 for the six months ended June 30, 2010. Additionally, the fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

New Accounting Pronouncement On January 1, 2010, the fund adopted new accounting guidance that requires enhanced disclosures about fair value measurements in the financial statements. Adoption of this guidance had no impact on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s investments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Debt securities are generally traded in the OTC market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Forward currency exchange contracts are valued using the prevailing forward exchange rate.

Other investments, including restricted securities, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund's financial instruments, based on the inputs used to determine their values on June 30, 2010:

Following is a reconciliation of the fund’s Level 3 holdings for the six months ended June 30, 2010. Gain (loss) reflects both realized and change in unrealized gain (loss) on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at June 30, 2010, totaled ($159,000) for the six months ended June 30, 2010.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the six months ended June 30, 2010, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. Investments in derivatives can magnify returns positively or negatively; however, the fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover the settlement obligations under its open derivative contracts.

The fund values its derivatives at fair value, as described below and in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. The fund does not offset the fair value of derivative instruments and the right to reclaim or obligation to return collateral executed with the same counterparty under a master netting arrangement. As of June 30, 2010, the fund held foreign exchange derivatives with a fair value of $26,000, included in unrealized loss on forward currency exchange contracts, on the accompanying Statement of Assets and Liabilities.

Additionally, during the six months ended June 30, 2010, the fund recognized $50,000 of realized loss on Foreign Currency Transactions and a $26,000 change in unrealized loss on Foreign Currency Transactions related to its investments in foreign exchange derivatives; such amounts are included on the accompanying Statement of Operations.

Forward Currency Exchange Contracts The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. It uses forward currency exchange contracts (forwards) primarily to protect its non-U.S. dollar-denominated securities from adverse currency movements relative to the U.S. dollar. A forward involves an obligation to purchase or sell a fixed amount of a specific currency on a future date at a price set at the time of the contract. Although certain forwards may be settled by exchanging only the net gain or loss on the contract, most forwards are settled with the exchange of the underlying currencies in accordance with the specified terms. Forwards are valued at the unrealized gain or loss on the contract, which reflects the net amount the fund either is entitled to receive or obligated to deliver, as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Appreciated forwards are reflected as assets, and depreciated forwards are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the agreements; that anticipated currency movements will not occur, thereby reducing the fund’s total return; and the potential for losses in excess of the fund’s initial investment. During the six months ended June 30, 2010, the fund’s exposure to forwards, based on underlying notional amounts, was generally between 0% and 2% of net assets.

Counterparty Risk and Collateral The fund has entered into collateral agreements with certain counterparties to mitigate counterparty risk associated with over-the-counter (OTC) derivatives, including swaps and forward currency exchange contracts. Subject to certain minimum exposure requirements (which range from $100,000 to $500,000), collateral generally is determined based on the net aggregate unrealized gain or loss on all OTC derivative contracts with a particular counterparty. Collateral, both pledged by and for the benefit of the fund, is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies. Securities posted as collateral by the fund are so noted in the accompanying Portfolio of Investments and remain in the fund’s net assets. As of June 30, 2010, no collateral was pledged by either the fund or counterparties.

At any point in time, the fund’s risk of loss from counterparty credit risk on OTC derivatives is the aggregate unrealized gain on appreciated contracts in excess of any collateral pledged by the counterparty for the benefit of the fund. In accordance with standard derivatives agreements, counterparties to OTC derivatives may be able to terminate derivative contracts prior to maturity in the event the fund fails to maintain sufficient asset coverage; its net assets decline by stated percentages; or it otherwise fails to meet the terms of its agreements, which would cause the fund to accelerate payment of any net liability owed to the counterparty under the contract.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging Markets At June 30, 2010, approximately 16% of the fund’s net assets were invested, either directly or indirectly, in securities of companies located in emerging markets, securities issued by governments of emerging market countries, and/or securities denominated in or linked to the currencies of emerging market countries. Emerging market securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities. In addition, emerging markets may be subject to greater political, economic and social uncertainty, and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $222,347,000 and $181,926,000, respectively, for the six months ended June 30, 2010.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

In accordance with federal tax regulations, the fund recognized capital losses in the current period for tax purposes that had been recognized in the prior fiscal year for financial reporting purposes. Such deferrals relate to net capital losses realized between November 1, 2009 and December 31, 2009, and totaled $292,000. The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of December 31, 2009, the fund had $53,815,000 of unused capital loss carryforwards, which expire: $33,582,000 in fiscal 2010, and $20,233,000 in fiscal 2016.

At June 30, 2010, the cost of investments for federal income tax purposes was $283,356,000. Net unrealized loss aggregated $14,526,000 at period-end, of which $15,392,000 related to appreciated investments and $29,918,000 related to depreciated investments.

NOTE 6 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Acquisition of certain foreign currencies related to security transactions are also subject to tax. Additionally, capital gains realized by the fund upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Tax expense attributable to income is accrued by the fund as a reduction of income. Taxes incurred on the purchase of foreign currencies are recorded as realized loss on foreign currency transactions. Current and deferred tax expense attributable to net capital gains is reflected as a component of realized and/or change in unrealized gain/loss on securities in the accompanying financial statements. At June 30, 2010, the fund had no deferred tax liability attributable to foreign securities and $1,627,000 of foreign capital loss carryforwards, including $807,000 that expire in 2014, $801,000 that expire in 2015, and $19,000 that expire in 2017.

NOTE 7 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.45% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2010, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended June 30, 2010, expenses incurred pursuant to these service agreements were $58,000 for Price Associates; $165,000 for T. Rowe Price Services, Inc.; and $11,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

As of June 30, 2010, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 539,179 shares of the fund, representing 1% of the fund’s net assets.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 9, 2010, the fund’s Board of Directors (Board) unanimously approved the continuation of the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price Associates, Inc. (Adviser). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Adviser during the course of the year, as discussed below:

Services Provided by the Adviser
The Board considered the nature, quality, and extent of the services provided to the fund by the Adviser. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities, as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Adviser’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Adviser.

Investment Performance of the Fund
 The Board reviewed the fund’s average annual total returns over the one-, three-, and five-year and since-inception periods, as well as the fund’s year-by-year returns, and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the severity of the market turmoil during 2008 and 2009, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Adviser under the Contract and other benefits that the Adviser (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Adviser may receive some benefit from its soft-dollar arrangements pursuant to which it receives research from broker-dealers that execute the applicable fund’s portfolio transactions. The Board also received information on the estimated costs incurred and profits realized by the Adviser and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Adviser’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Adviser. Under the Contract, the fund pays a fee to the Adviser composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate and total expense ratio were above the median for certain groups of comparable funds but at or below the median for other groups of comparable funds. The Board also reviewed the fee schedules for institutional accounts of the Adviser and its affiliates with smaller mandates. Management informed the Board that the Adviser’s responsibilities for institutional accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise and that the Adviser performs significant additional services and assumes greater risk for the fund and other T. Rowe Price mutual funds that it advises than it does for institutional accounts. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board was assisted by the advice of independent legal counsel and concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Global Technology Fund, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 17, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 17, 2010

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	August 17, 2010